Exhibit 99.2

Sterling Financial Corporation
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share amounts, unaudited)	Sept 30,	June 30,	Sept 30,
	2009	2009	2008
ASSETS:
Cash and due from banks	$467,939	$125,246	$129,528
Investments and mortgage-backed securities ("MBS") available for sale	2,489,359	2,548,249	2,100,880
Investments held to maturity	167,559	167,972	177,519
Loans receivable, net	7,968,947	8,441,402	9,074,911
Loans held for sale (at fair value: $186,675, $226,067 and $84,395)	187,637	229,996	86,090
Other real estate owned, net ("OREO")	71,187	65,181	54,795
Office properties and equipment, net	91,692	92,178	91,138
Bank owned life insurance ("BOLI")	162,948	161,056	156,271
Goodwill, net	0	227,558	451,323
Other intangible assets, net	23,052	24,276	27,950
Prepaid expenses and other assets, net	243,170	316,661	272,504
Total assets	$11,873,490	$12,399,775	$12,622,909

LIABILITIES:
Deposits	$8,277,107	$8,303,741	$8,073,303
Advances from Federal Home Loan Bank	1,435,809	1,501,438	1,787,264
Repurchase agreements and fed funds	1,092,968	1,096,130	1,178,262
Other borrowings	248,280	248,278	248,275
Accrued expenses and other liabilities	153,478	153,729	155,378
Total liabilities	11,207,642	11,303,316	11,442,482

SHAREHOLDERS' EQUITY:
Preferred stock	293,614	293,084	0
Common stock	52,398	52,397	52,132
Additional paid-in capital	910,535	909,850	897,466
Accumulated comprehensive loss:
Unrealized gain (loss) on investments and MBS (1)	26,279	(5,619)	(30,879)
Retained earnings	(616,978)	(153,253)	261,708
Total shareholders' equity	665,848	1,096,459	1,180,427
Total liabilities and shareholders' equity	$11,873,490	$12,399,775	$12,622,909

Book value per common share	$7.10	$15.33	$22.64
Tangible book value per common share (2)	$6.66	$10.53	$13.45
Common shares outstanding at end of period	52,397,717	52,397,188	52,131,757
Shareholders' equity to total assets	5.61%	8.84%	9.35%
Tangible shareholders' equity to tangible assets (3)	5.42%	6.95%	5.77%
Tangible common shareholders' equity to tangible assets (4)	2.95%	4.54%	5.77%

(1) Net of deferred income taxes.
(2) Common equity less goodwill and other intangible assets divided by common shares outstanding.
(3) Shareholders' equity less goodwill and other intangible assets divided by assets less goodwill and other intangible assets.
(4) Excludes preferred equity from tangible shareholders' equity to tangible assets ratio.

Sterling Financial Corporation
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(in thousands, except per share amounts, unaudited)	Three Months Ended			Nine Months Ended
	Sept 30,	June 30,	Sept 30,	Sept 30,	Sept 30,
	2009	2009	2008	2009	2008
INTEREST INCOME:
Loans	$119,096	$123,948	$147,585	$369,967	$461,976
Mortgage-backed securities	27,148	27,578	25,219	84,606	75,304
Investments and cash	2,524	2,993	3,523	8,845	8,672
Total interest income	148,768	154,519	176,327	463,418	545,952

INTEREST EXPENSE:
Deposits	40,606	44,608	57,101	133,528	177,409
Borrowings	21,103	22,292	29,218	66,864	92,329
Total interest expense	61,709	66,900	86,319	200,392	269,738

Net interest income	87,059	87,619	90,008	263,026	276,214
Provision for credit losses	(195,505)	(79,744)	(36,950)	(341,114)	(105,080)
Net interest income after provision	(108,446)	7,875	53,058	(78,088)	171,134

NONINTEREST INCOME:
Fees and service charges	15,088	14,878	15,327	43,806	45,490
Mortgage banking operations	9,485	13,732	6,434	36,525	20,859
Loan servicing fees	1,146	1,022	737	1,701	1,286
OREO	(6,475)	(18,191)	102	(29,144)	(242)
BOLI	1,815	2,000	1,362	5,221	4,575
Other	(103)	60	(943)	8,496	(2,289)
Total noninterest income	20,956	13,501	23,019	66,605	69,679

NONINTEREST EXPENSES:
Employee compensation and benefits	41,924	42,927	39,851	125,039	121,874
Occupancy and equipment	12,859	11,635	10,829	35,736	33,054
Amortization of core deposit intangibles	1,225	1,224	1,225	3,674	3,677
Other	27,884	31,172	19,615	81,911	57,469
Noninterest expenses before impairment charge	83,892	86,958	71,520	246,360	216,074
Goodwill impairment	227,558	0	0	227,558	0
Total noninterest expenses	311,450	86,958	71,520	473,918	216,074

Income (loss) before income taxes	(398,940)	(65,582)	4,557	(485,401)	24,739
Income tax benefit (provision)	(60,467)	36,049	441	(23,982)	(5,190)
Net income (loss)	(459,407)	(29,533)	4,998	(509,383)	19,549
Preferred stock dividend	(4,318)	(4,347)	0	(13,012)	0
Net income (loss) applicable to common shareholders	$(463,725)	$(33,880)	$4,998	$(522,395)	$19,549

Earnings per common share - basic	$(8.93)	$(0.65)	$0.10	$(10.06)	$0.38
Earnings per common share - diluted	$(8.93)	$(0.65)	$0.10	$(10.06)	$0.38

Average common shares outstanding - basic	51,922,871	51,922,407	51,821,446	51,913,907	51,678,981
Average common shares outstanding - diluted	51,922,871	51,922,407	52,006,215	51,913,907	51,892,900

(1) See Exhibit A.

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA
(in thousands, unaudited)	Three Months Ended			Nine Months Ended
	Sept 30,	June 30,	Sept 30,	Sept 30,	Sept 30,
	2009	2009	2008	2009	2008
LOAN ORIGINATIONS:
Residential real estate	$705,721	$946,468	$336,392	$2,362,753	$1,123,630
Multifamily real estate	12,781	29,861	20,047	79,416	131,949
Commercial real estate	18,771	63,500	68,947	134,729	251,864
Construction:
Residential	5,182	11,403	61,018	23,830	349,938
Multifamily	0	0	9,574	0	12,324
Commercial	13,550	5,948	26,630	30,533	157,405
Total construction	18,732	17,351	97,222	54,363	519,667
Consumer - direct	50,811	63,133	72,313	162,491	277,948
Consumer - indirect	24,420	35,852	43,819	91,025	159,242
Commercial banking	58,282	86,816	120,785	251,536	439,306
Total loan origination volume	$889,518	$1,242,981	$759,525	$3,136,313	$2,903,606

PERFORMANCE RATIOS:
Return on assets	-14.98%	-0.92%	0.16%	-5.41%	0.21%
Return on common equity	-257.4%	-16.6%	1.7%	-88.1%	2.2%
Return on common tangible equity (1)	-394.7%	-24.0%	2.8%	-129.0%	3.7%
Operating efficiency	288.3%	86.0%	63.3%	143.8%	62.5%
Non interest expense to assets	10.15%	2.71%	2.24%	5.03%	2.29%
Average assets	$12,167,982	$12,859,872	$12,722,179	$12,597,102	$12,612,495
Average common equity	$714,832	$819,642	$1,179,532	$793,148	$1,190,620
Average common tangible equity (1)	$466,105	$567,400	$699,545	$541,553	$709,142

REGULATORY CAPITAL RATIOS:
Sterling Financial Corporation:
Tier 1 leverage (to average assets)	7.0%	8.7%	8.0%	7.0%	8.0%
Tier 1 (to risk-weighted assets)	9.5%	11.7%	9.7%	9.5%	9.7%
Total (to risk-weighted assets)	11.1%	13.0%	11.0%	11.1%	11.0%
Sterling Savings Bank:
Tier 1 leverage (to average assets)	6.8%	8.1%	7.9%	6.8%	7.9%
Tier 1 (to risk-weighted assets)	9.3%	10.8%	9.5%	9.3%	9.5%
Total (to risk-weighted assets)	10.6%	12.1%	10.8%	10.6%	10.8%

OTHER:
Sales of financial products	$56,422	$40,675	$77,232	$125,996	$176,658
FTE employees at end of period (whole numbers)	2,600	2,594	2,523	2,600	2,523

(1) See Exhibit A.
(2) Average common tangible equity is average common equity less average net goodwill and other intangible assets.

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA
(in thousands, unaudited)	Sept 30,	June 30,	Sept 30,
	2009	2009	2008
LOAN PORTFOLIO DETAIL:
Residential real estate	$862,526	$885,999	$830,811
Multifamily real estate	525,580	514,475	454,500
Commercial real estate	1,406,977	1,413,895	1,352,954
Construction:
Residential	988,827	1,185,313	1,684,872
Multifamily	264,399	272,869	321,583
Commercial	654,840	703,209	760,440
Total construction	1,908,066	2,161,391	2,766,895
Consumer - direct	812,695	827,040	857,003
Consumer - indirect	355,936	372,654	398,031
Commercial banking	2,380,888	2,498,951	2,603,037
Gross loans receivable	8,252,668	8,674,405	9,263,231
Deferred loan fees, net	(7,970)	(9,294)	(11,013)
Allowance for losses on loans	(275,751)	(223,709)	(177,307)
Net loans receivable	$7,968,947	$8,441,402	$9,074,911

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA
(in thousands, unaudited)	Sept 30,	June 30,	Sept 30,
	2009	2009	2008
ALLOWANCE FOR CREDIT LOSSES:
Allowance - loans, beginning of quarter	$223,709	$208,985	$162,368
Provision	195,505	79,744	36,950
Net charge-offs	(143,334)	(74,980)	(21,970)
Transfers	(129)	9,960	(41)
Allowance - loans, end of quarter	275,751	223,709	177,307
Allowance - unfunded commitments, beginning of quarter	11,374	21,334	6,321
Provision	0	0	0
Charge-offs	0	0	(6)
Transfers	129	(9,960)	50
Allowance - unfunded commitments, end of quarter	11,503	11,374	6,365
Total credit allowance	$287,254	$235,083	$183,672

Net charge-offs to average net loans (annualized)	6.40%	3.26%	0.93%
Net charge-offs to average net loans (ytd)	3.19%	1.52%	0.41%
Loan loss allowance to total loans	3.34%	2.58%	1.92%
Total credit allowance to total loans	3.48%	2.71%	1.99%
Loan loss allowance to nonperforming loans	36.9%	32.1%	46.4%
Loan loss allowance to nonperforming loans excluding nonaccrual loans carried at fair value	121.3%	87.1%	58.5%
Total allowance to nonperforming loans	38.4%	33.7%	48.1%

NONPERFORMING ASSETS:
Past 90 days due	$0	$0	$0
Nonaccrual loans	646,092	592,450	380,599
Restructured loans	101,437	105,283	1,153
Total nonperforming loans	747,529	697,733	381,752
OREO	81,361	89,721	54,957
Total nonperforming assets (NPA)	828,890	787,454	436,709
Specific reserve on nonperforming assets	(9,898)	(24,554)	(37,554)
Net nonperforming assets	$818,992	$762,900	$399,155
Nonperforming loans to loans	9.07%	8.05%	4.13%
NPA to total assets	6.98%	6.35%	3.46%
Loan delinquency ratio (60 days and over)	7.43%	6.45%	3.69%
Classified assets	$1,250,737	$1,215,271	$671,503
Classified assets/total assets	10.53%	9.80%	5.32%

Nonperforming assets by collateral type:
Residential real estate	$68,045	$61,761	$35,358
Multifamily real estate	13,474	10,898	4,133
Commercial real estate	44,225	26,947	8,636
Construction:
Residential	441,653	467,250	316,782
Multifamily	27,414	27,373	3,894
Commercial	127,306	100,347	17,715
Total Construction	596,373	594,970	338,391
Consumer - direct	5,232	6,107	4,113
Consumer - indirect	1,171	654	915
Commercial banking	100,370	86,117	45,163
Total nonperforming assets	$828,890	$787,454	$436,709

DEPOSITS DETAIL:
Interest-bearing transaction accounts	$818,281	$922,705	$437,447
Noninterest-bearing transaction accounts	1,011,443	967,780	924,270
Savings and money market demand accounts	1,719,640	1,708,212	2,028,035
Time deposits	4,727,743	4,705,044	4,683,551
Total deposits	$8,277,107	$8,303,741	$8,073,303

Number of transaction accounts (whole numbers):
Interest-bearing transaction accounts	45,180	44,406	45,981
Noninterest-bearing transaction accounts	162,100	159,943	153,886
Total transaction accounts	207,280	204,349	199,867

Sterling Financial Corporation
AVERAGE BALANCE AND RATE
(in thousands, unaudited)	Three Months Ended
	September 30, 2009			June 30, 2009			September 30, 2008
	Average		Average	Average		Average	Average		Average
	Balance	Amount	Rate	Balance	Amount	Rate	Balance	Amount	Rate
ASSETS:
Loans:
Mortgage	$5,230,402	$66,500	5.04%	$5,464,596	$70,951	5.21%	$5,531,165	$86,219	6.20%
Commercial and consumer	3,658,281	52,725	5.72%	3,766,628	53,124	5.66%	3,868,173	61,501	6.33%
Total loans	8,888,683	119,225	5.32%	9,231,224	124,075	5.39%	9,399,338	147,720	6.25%
MBS	2,348,941	27,148	4.59%	2,363,603	27,578	4.68%	2,009,041	25,219	4.99%
Investments and cash	510,093	3,493	2.72%	814,425	3,981	1.96%	494,506	4,463	3.59%
Total interest-earning assets	11,747,717	149,866	5.06%	12,409,252	155,634	5.03%	11,902,885	177,402	5.93%
Noninterest-earning assets	420,265			450,620			819,294
Total average assets	$12,167,982			$12,859,872			$12,722,179

LIABILITIES and EQUITY:
Deposits:
Transaction	$1,854,150	630	0.13%	$1,991,833	887	0.18%	$1,347,646	339	0.10%
Savings	1,730,058	3,434	0.79%	1,734,687	3,754	0.87%	2,129,438	11,028	2.06%
Time deposits	4,611,249	36,542	3.14%	4,857,696	39,967	3.30%	4,636,368	45,734	3.92%
Total deposits	8,195,457	40,606	1.97%	8,584,216	44,608	2.08%	8,113,452	57,101	2.80%
Borrowings	2,771,325	21,103	3.02%	3,042,457	22,292	2.94%	3,292,920	29,218	3.53%
Total interest-bearing liabilities	10,966,782	61,709	2.23%	11,626,673	66,900	2.31%	11,406,372	86,319	3.01%
Noninterest-bearing liabilities	193,097			120,839			136,275
Total average liabilities	11,159,879			11,747,512			11,542,647
Total average equity	1,008,103			1,112,360			1,179,532
Total average liabilities and equity	$12,167,982			$12,859,872			$12,722,179

Tax equivalent net interest income and spread		$88,157	2.83%		$88,734	2.72%		$91,083	2.92%

Tax equivalent net interest margin			2.98%			2.87%			3.04%

Sterling Financial Corporation
EXHIBIT A- RECONCILIATION SCHEDULE
(in thousands, unaudited)	Three Months Ended			Nine Months Ended
	Sept 30,	June 30,	Sept 30,	Sept 30,	Sept 30,
	2009	2009	2008	2009	2008

Income (loss) before income taxes	$(398,940)	$(65,582)	$4,557	$(485,401)	$24,739
Goodwill impairment	227,558	0	0	227,558	0
Provision for credit losses	195,505	79,744	36,950	341,114	105,080
OREO	6,475	18,191	(102)	29,144	242
Interest reversal on nonperforming loans	16,638	12,581	8,483	39,090	18,160
FDIC special assessment	0	5,605	0	5,605	0
Total (1)	$47,236	$50,539	$49,888	$157,110	$148,221

(1) Management believes that this presentation of non-GAAP results provides useful information to investors regarding the effects of the credit cycle on the Company's reported results of operations.